                                                                   EXHIBIT 10.15

                               STOCK OPTION PLAN

                               FOR KEY EMPLOYEES

                                      OF

                        ACME ACQUISITION HOLDINGS CORP.

                               STOCK OPTION PLAN
                               FOR KEY EMPLOYEES
                                      OF
                        ACME ACQUISITION HOLDINGS CORP.


     Acme Acquisition Holdings Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Stock Option Plan for Key Employees of Acme Acquisition Holdings Corp. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

     Section 1.1 - Board. "Board" shall mean the Board of Directors of the
     -----------   -----
Company.

     Section 1.2 - Code. "Code" shall mean the Internal Revenue Code of 1986, as
     -----------   ----
amended.

     Section 1.3 - Committee. "Committee" shall mean the Stock Option Committee
     -----------   ---------
of the Board, appointed as provided in Section 6.1.

     Section 1.4 - Common Stock. "Common Stock" shall mean the common stock, par
     -----------   ------------
value $.01 per share, of the Company.

     Section 1.5 - Company. "Company" shall mean Acme Acquisition Holdings Corp.
     -----------   -------
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                                                                          Page 3

     Section 1.6 - Director. "Director" shall mean a member of the Board.
     -----------   --------

     Section 1.7 - Employee. "Employee" shall mean any employee (as defined in
     -----------   --------
accordance with the regulations and revenue rulings then applicable under
Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     Section 1.8 - Exchange Act. "Exchange Act" shall mean the Securities
     -----------   ------------
Exchange Act of 1934, as amended.

     Section 1.9 - Incentive Stock Option. "Incentive Stock Option" shall mean
     -----------   ----------------------
an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     Section 1.10 - Non-Qualified Option. "Non-Qualified Option" shall mean an
     ------------   --------------------
Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

     Section 1.11 - Officer. "Officer" shall mean an officer of the Company, as
     ------------   -------
defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

     Section 1.12 - Option. "Option" shall mean an option to purchase Common
     ------------   ------
Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

     Section 1.13 - Optionee. "Optionee" shall mean an Employee to whom an
     ------------   --------
Option is granted under the Plan.

     Section 1.14 - Parent Corporation. "Parent Corporation" shall mean any
     ------------   ------------------
corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 1.15 - Plan. "Plan" shall mean this Stock Option Plan for Key
     ------------   ----
Employees of Acme Acquisition Holdings Corp.

     Section 1.16 - Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3
     ------------   ----------
under the Exchange Act, as such Rule may be amended in the future.

     Section 1.17 - Secretary. "Secretary" shall mean the Secretary of the
     ------------   ---------
Company.
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                                                                          Page 4

     Section 1.18 - Securities Act. "Securities Act" shall mean the Securities
     ------------   --------------
Act of 1933, as amended.

     Section 1.19 - Subsidiary. "Subsidiary" shall mean any corporation in an
     ------------   ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 1.20 - Termination of Employment. "Termination of Employment" shall
     ------------   -------------------------
mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II
                            SHARES SUBJECT TO PLAN
                            ----------------------

     Section 2.1 - Shares Subject to Plan
     -----------   ----------------------

          The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed. [3,500]

     Section 2.2 - Unexercised Options
     -----------   -------------------

          If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.
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     Section 2.3 - Changes in Company's Shares
     -----------   ---------------------------

          In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III
                              GRANTING OF OPTIONS
                              -------------------

     Section 3.1 - Eligibility
     -----------   -----------

          Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

     Section 3.2 - Qualification of Incentive Stock Options
     -----------   ----------------------------------------

          No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

     Section 3.3 - Granting of Options
     -----------   -------------------

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

               (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

               (iii) Determine the terms and conditions of such Options, consistent with the Plan.
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                                                                          Page 6

          (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                  ARTICLE IV
                               TERMS OF OPTIONS
                               ----------------


     Section 4.1 - Option Agreement
     -----------   ----------------

          Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may he necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

     Section 4.2 - Option Price
     -----------   ------------

          (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

          (b) For purposes of the Plan, the fair market value of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or
(iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.


     Section 4.3 - Commencement of Exercisability
     -----------   ------------------------------

          (a) No Option may be exercised in whole or in part during the first six months after such Option is granted.

          (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d) and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

          (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

          (d) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.
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                                                                          Page 8

     Section 4.4 - Expiration of Options
     -----------   ---------------------

          (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

               (i) The expiration of ten years from the date the Option was granted; or

               (ii) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

               (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

               (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year Period; or

               (v) The expiration of one year from the date of the Optionee's death.

          (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

     Section 4.5 - Consideration
     -----------   -------------

          In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent

Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

     Section 4.6 - Adjustments in Outstanding Options
     -----------   ----------------------------------

          In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested Persons.

     Section 4.7 - Mergers, Consolidation, Acquisition, Liquidation or
     -----------   ---------------------------------------------------
Dissolution
- -----------

          In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option, but subject to Section 4.3(d).

                                   ARTICLE V
                              EXERCISE OF OPTIONS
                              -------------------

     Section 5.1 - Person Eligible to Exercise
     -----------   ---------------------------

          During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     Section 5.2 - Partial Exercise
     -----------   ----------------

          At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

     Section 5.3 - Manner of Exercise
     -----------   ------------------

          An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

          (b)  (i)    Full payment (in cash or by check) for the shares with
respect to which such Option or portion is thereby exercised; or

               (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) except with respect to Incentive Stock Options, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

               (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

               (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

          (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee,
(i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) except with respect to Incentive Stock Options shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment; and

          (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

     Section 5.4 - Conditions to Issuance of Stock Certificates and Exercise of
     -----------   ------------------------------------------------------------
Options
- -------

          The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

          (e) The holder of the Option being exercised becomes a party to any stockholder's agreement then in effect, if and to the extent required by the Company (this condition is also a condition to the exercise of an Option); and

          (f) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

     Section 5.5 - Rights as Shareholders
     -----------   ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.


     Section 5.6 - Transfer Restrictions
     -----------   ---------------------

          Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted.

          All shares acquired upon exercise of any Option shall bear and be subject to the restrictions described in the following legend:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under the Act.

          The shares represented by this certificate are subject to a right of first refusal option in favor of certain stockholders and a drag-along right in favor of certain stockholders, each as set forth in an agreement between the issuer corporation and the registered holder, or its predecessor in interest, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to the holder of record of the securities represented by this certificate."

          The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI
                                ADMINISTRATION
                                --------------

     Section 6.1 - Stock Option Committee
     -----------   ----------------------

          The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

     Section 6.2 - Duties and Powers of Committee
     -----------   ------------------------------

          It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

     Section 6.3 - Majority Rule
     -----------   -------------

          The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

     Section 6.4 - Professional Assistance: Good Faith Actions
     -----------   -------------------------------------------

          The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action determination or interpretation.

                                  ARTICLE VII
                               OTHER PROVISIONS
                               ----------------

     Section 7.1 - Options Not Transferable
     -----------   ------------------------

          No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.
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                                                                         Page 15

     Section 7.2 - Amendment, Suspension or Termination of the Plan
     -----------   ------------------------------------------------

          The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.

     Section 7.3 - Approval of Plan by Shareholders
     -----------   --------------------------------

          This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the shareholders; provided, further, that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

     Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans
     -----------   -------------------------------------------------------

          The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     Section 7.5 - Titles
     -----------   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     Section 7.6 - Conformity to Securities Laws
     -----------   -----------------------------

          The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall he deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                    * * * *


          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Acme Acquisition Holdings Corp. on July 25, 1995.

          Executed on this 25th day of July, 1995.



                                         /s/ DOUGLAS WAUGAMAN
                                         --------------------------
                                              Douglas Waugaman
                                              Vice President & CFO


                                    * * * *


          I hereby certify that the foregoing Plan was duly approved by the shareholders of Acme Acquisition Holdings Corp. on July 25, 1995.

          Executed on this 25th day of July, 1995.


                                         /s/ DOUGLAS WAUGAMAN
                                         --------------------------
                                              Douglas Waugaman
                                              Vice President & CFO